Patrick Industries, Inc. Investor Presentation January 2017 NASDAQ: PATK

Forward-Looking Statements This presentation contains certain statements related to future results or states our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. 2

Company Overview

4 Patrick History 1 9 5 9 1 9 6 1 1 9 6 8 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 Company issues shares in private placement and conducts Rights Offering to pay off subordinated debt Completes Refinancing $80MM Leverage Based Credit Facility led by Wells Fargo (10/12) Company founded Company taken public (NASDAQ) Date of Incorporation Acquires Adorn Holdings, Inc. – the largest acquisition in the Company’s history (5/07) Refinances Credit Facility led by Wells Fargo in various intervals: $125MM (6/14); $165MM (11/14); $185MM (2/15); $250MM (4/15); $300MM (8/15) and $360MM (7/16) Acquisition Highlights (2010-2016): 31 companies $416MM aggregate purchase price $696MM annualized sales Primarily RV industry-based Completes 3-for-2 common stock split (5/15) Completes $110MM Leverage Based Credit Facility in an 8 bank syndication led by JPMorgan (5/07) Raises capital from majority shareholder and completes Refinancing via $50MM ABL Credit Facility led by Wells Fargo to execute on strategic growth and acquisition plans (3/11) Todd Cleveland named President (‘08) / CEO (‘09)

Patrick at a Glance  Founded in 1959 and incorporated in Indiana in 1961  Headquartered in Elkhart, Indiana – the “RV Capital of the World”  Leading national manufacturer and supplier of building and component products to the RV, MH and Industrial markets  Operates over 70 facilities in 16 states  Approximately 4,800 employees  Listed on the NASDAQ under ticker PATK  Acquired 31 companies from 2010 – 2016  $416 million aggregate purchase price  $696 million annualized sales (at time of acquisition)  2017 is focused on continued organic and acquisition growth, and expanding geographical product reach 5

Strong Brands 6

# Industries Overview



## RV

- 75% of 9M-2016 sales
- Shipment growth 14% 9M-2016

**Product Portfolio**

Wall and ceiling panels
Pressed and hardwood doors
Countertops
Fabricated aluminum & FRP products
Wrapped mouldings
Cabinet doors
Electrical, wiring, plumbing
Furniture and mattresses
Fiberglass products
RV painting
Electronics



## MH

- 13% of 9M-2016 sales
- Shipment growth 14% 9M-2016

Wall and ceiling panels
Pressed and hardwood doors
Electrical, wiring, plumbing
Cement siding
Drywall & roofing products
Lighting
Wall coverings
Bath & shower surrounds
Trusses



## Industrial

- 12% of 9M-2016 sales
- Housing starts growth 4% 9M-2016

- 50% residential housing
- 50% retail & commercial fixtures

Retail & commercial fixtures
Kitchen cabinets
Solid surface countertops
Office & residential furniture

*Sources: RVIA, MHI, NAHB*

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Patrick Facility Profile 8 8

Design Center & Product Development 9 At Patrick Industries we are constantly striving to partner with our customers to bring new and innovative products and design solutions to market  45,000 sq. ft. Design/Innovation Center located in Elkhart, IN  Opened in March 2016  Includes 25,000 sq. ft. showroom with product displays, training center and conference rooms  Full-service resource housing latest trends and products  Creative environment for customers to design products and enhance their brand  Features a wide variety of ever-changing products and trends  Other services include product development, 3D CAD illustration, photography and marketing

TTM Revenue, Net Income & EPS 10 ($ in millions, except per share amounts) $4 37 $4 77 $5 21 $5 54 $5 95 $6 23 $6 51 $6 93 $7 36 $7 89 $8 35 $8 61 $9 20 $9 76 $1 ,05 7 $1 ,14 7 TTM Revenue Revenue$2 1 $2 2 $2 3 $2 2 $2 4 $2 5 $2 7 $2 8 $3 1 $3 3 $3 6 $3 7 $4 2 $4 5 $5 0 $5 3 $1.33 $1.39 $1.45 $1.39 $1.49 $1.55 $1.65 $1.76 $1.91 $2.07 $2.28 $2.41 $2.73 $2.94 $3.26 $3.47 TTM Net Income & Diluted EPS Net Income Diluted EPS 2012-2016 CAGRs • Revenue: 27% • Net Income: 25% • EPS: 27% 2012 net income excludes the impact of a non-cash income tax credit of $6.8 million or $0.43 per diluted share related to the reversal of the tax valuation allowance

Balance Sheet – Key Metrics 11 $21 $22 $46 $66 $25 $50 2012 2013 2014 2015 Q3-15 Q3-16 Operating Cash Flow ($ in millions) Operating Cash Flow $13 $14 $39 $58 $21 $39 2012 2013 2014 2015 Q3-15 Q3-16 Free Cash Flow ($ in millions) Free Cash Flow $44 $55 $70 $87 $113 $116 2012 2013 2014 2015 Q3-15 Q3-16 Working Capital ($ in millions) Working Capital $49 $55 $101 $204 $223 $279 1.3x 1.1x 1.4x 2.0x 2.0x 2.0x 2012 2013 2014 2015 Q3-15 Q3-16 Net Debt & Leverage ($ in millions) Net Debt (less cash) Leverage FCF is calculated as operating cash flow less capital expenditures WC is calculated as current assets (excl. cash) – current liabilities

RV Market

RV Market Drivers of Market Growth 13 Long- Term Market Growth Industry Strength Economy Demographics Lifestyle • 2016 will be the 7th consecutive year of wholesale unit shipment growth • Retail demand is strong • New innovative designs and products • Attractive product mix and price point • Consumer Confidence - 2016 December YTD avg. 99.6 • Strong equity markets - Dow at all time high • Unemployment - 2016 December YTD average ~4.9% • Fuel prices • One in ten vehicle-owning households between 50 and 64 own at least one RV • 11,000 Baby Boomers are projected to turn 65 years old each day over the next 15 years – highest rate of RV ownership • 70% of current RV owners plan to purchase another RV to replace their current unit, with over one-third planning a new purchase within the next 3 years • Quality time with family and friends • Culture shift toward outdoor activities • More economical vacations • Millennials embracing active and outdoor lifestyle • Connectivity Sources: The Conference Board; Bureau of Labor Statistics & U.S. Census Bureau; RVIA

Millennials are 2x as likely to say that outdoor recreation activities are important • Technology is allowing campers to stay connected, providing greater flexibility and promoting longer stays Camping with children is increasing at a rapid pace The % of campers with children in their homes: • 46% in 2015 • 41% in 2014 • 35% in 2013 Approximately 28% of U.S. households enjoy camping • 22% RVs / 18% cabins / 60% tents • 50% of all campers prefer a full-service cabin, which may include a bathroom & kitchen • Approximately 75% of all campers stay within 200 miles of their homes RV Industry Demographics 14 Source: North American Camping Report 2016

Industry Trends 15 Towables 87% Motorized 13% RV Market  Wholesale shipment growth is up 15% through Nov-16  Led by travel trailers and Class B & C  Double digit growth every quarter this year  Shipment composition remains steady from prior year  Towables is 87% of the market  Motorized is 13% of the market Source: RVIA Wholesale Shipment Growth vs. Prior Year Q1 Q2 Q3 Q4* Nov-YTD Travel Trailer 15% 14% 21% 25% 18% Fifth Wheel 0% 4% 17% 8% 6% Camping Trailer 0% 12% 22% 21% 12% Park Model (1%) (6%) (8%) (21%) (8%) Towables 11% 11% 20% 20% 15% Class A 11% 6% (4%) 4% 4% Class B & C 23% 23% 33% 29% 26% Motorized 17% 16% 15% 17% 16% Wholesale 11% 12% 19% 20% 15% *Q4 includes October & November 2016 Nov-YTD Wholesale Shipments Travel Trailer 65% Fifth Wheel 19% Camping Trailer 2% Park Model 1% Class A 5% Class B & C 8%

173 163 203 228 +21% 259 247 248 255 293 +24% 321 300 257 311 321 370 384 +22% 391 353 237 166 242 252 286 321 357 374 420 RV Wholesale Unit Shipments Consumer Confidence RV Annual Shipments 480 Industry Outlook 16 Gulf War 9/11 Attacks Residential Housing Crisis It is our belief that trended shipment levels indicate that there continues to be potential for future growth based on the depth of the last cycle, current demographic indicators, and overall economic conditions. Additionally, average shipment increases over each of the last prior peaks point to an extended runway and the next potential peak at over 480,000 units. (shipments in thousands) RV Shipments Source: 1990 – 2016F RVIA; 2017F – 2020F Company Estimates RV Market 500 +3% annual growth +5% annual growth

MH Market

193 168 131 131 147 118 96 82 50 50 52 55 60 64 71 80 MH Wholesale Unit Shipments Industry Outlook 18 Source: 1990-2015: Manufactured Housing Institute (MHI); 2016F Company Estimate The MH industry continues to perform at historical lows reflecting the residual impacts from the residential housing market crash including tight credit standards and lending. We believe, however, that there is pent up demand being created and significant upside potential for this market based on current demographic trends including multi-family housing capacity and improving credit and financing conditions, among other factors. Residential Housing Crisis Restricted MH and Residential Housing Credit & Lending Conditions (shipments in thousands) Needs updating MH Marke

Market Conditions & Consumer Trends 19  Approximately 9 million households with 22 million people living in manufactured homes (9% of nation’s single family housing stock)  Affordable form of home ownership:  Average structure cost per sq. ft. (2015): $47.55 (MH) vs. $100.65 (single family home)  Average MH retail price (2015): $68,000 for 1,430 sq. ft. (home only)  Flexible production process allows for more custom features at lower cost:  Multiple exterior options and interior floor plans available  Energy efficient materials, green and alternative energy home designs  Built with precision – three layers of quality oversight nationally administered by HUD  Engineered for wind safety and energy efficiency based on geographic region in which homes are sold  Appreciate in value as with other forms of housing  Typical financing terms for MH loans on new homes:  5 – 20% down payment (based on inclusion of land in financing)  15 – 30 year loan terms – based on credit profile, home size, and loan type Source: Manufactured Housing Institute (MHI) MH Market

Industrial Market

Industry Conditions 21 Industrial Market Residential Housing 50% Commercial & Institutional Fixtures 50% Q3-2016 Sales Composition  Approximately 50% of the Company’s industrial revenue base is tied directly to the residential housing market (new construction and remodel)  Our sales to the industrial market generally lag new residential housing starts by six to nine months  Patrick has targeted certain sales efforts towards industrial market segments less tied to new single and multi-family home construction, including the retail fixture, office, medical, institutional furnishings, and countertop markets Sources: New Housing Starts - U.S. Census Bureau; Existing Home Sales – National Association of Realtors 554 587 609 781 925 1,003 1,112 4,340 4,190 4,260 4,660 5,090 4,940 5,250 3,900 4,100 4,300 4,500 4,700 4,900 5,100 5,300 5,500 400 500 600 700 800 900 1,000 1,100 1,200 Existing Hom e Sales (000's)Ne w Ho us ing S ta rts (0 00 's) Growth in Housing Market Driving Demand New Housing Starts Existing Home Sales

Strategy Execution

Debt Reduction and Leverage Position Capital Allocation Strategy 23 Acquisitions Geographic and Product Expansion Stock Buyback Program Investments in Infrastructure and Capital Expenditures Our capital allocation strategy is centered around the utilization of our leverage and capital resources to grow and reinvest in the business model.

Acquisition Strategy Target Organizations Solid management teams Strong customer & supplier relationships & operational talent High quality product lines Strong growth potential Strategic value proposition Diversification Allow creative entrepreneurial spirit to continue to thrive Provide capital, administrative & operational support where needed Adjacent markets to further leverage core manufacturing & distribution capabilities and diversify end market exposure Acquisition Profile Disciplined approach - evaluating/ exploring small & large candidates with long-term strategic value Goals Introduce new, innovative product lines complementary to core competencies Cross sell extensive product catalog to customer base Increase content per unit Leverage management capabilities Provide “Good” / “Better” / “Best” Product Offerings 24

# Geographic & Product Expansion



*Pacific Northwest*
- Lamination
- Aluminum
- FRP
- Fiberglass
- Paint
- Solid Surface
- Hardwood Products
- Pressed Products
- Industrial
- Interior Doors

*Southern California*
- Softwoods
- Paint
- Solid Surface
- Hardwood Products
- Pressed Products

*Texas*
- Softwoods
- Hardwood Products
- Industrial

*Northeast*
- Softwoods
- Fiberglass
- Solid Surface
- Hardwood Products
- Slotwall Products

*Southeast*
- Lamination
- Fiberglass
- Solid Surface

**Focus on expansion opportunities with $160MM market potential, while minimizing any potential risks or pitfalls**

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Capital Expenditures 26 We will continue to invest in our infrastructure to drive enterprise wide efficiency and flex our capital spend when necessary to align with our demand levels ($ in millions) Strategic Capital Spending:  New Process / Automation  Increased Capacity  Increased Efficiencies $0.3 $1.4 $2.4 $7.9 $8.7 $6.5 $8.0 $10.0 $5.0 2009 2010 2011 2012 2013 2014 2015 2016F $15

Stock Buyback 27 388 223 - - 142 117 258 196 - - 423 71 40 - $63.09* $9.18 $9.95 $9.95 $9.95 $9.95 $12.97 $14.95 $17.73 $19.38 $19.38 $19.38 $24.41 $25.04 $25.47 $25.47 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 Sto ck Bu yb ac k ( 00 0's ) Stock Price Incremental Shares Repurchased Cumulative Shares Repurchased Avg. Close Share Price Cumulative Avg. Price of Share Buyback *Quarterly average closing stock price  The 2013 Repurchase plan has been fully executed  Total of 1,817,313 shares repurchased at an average share price of $25.04 for a total cost of $45.5 million  The 2016 Repurchase plan approved in January 2016  Total of 40,102 shares repurchased at an average share price of $44.93 for a total cost of $1.8 million

Balance Sheet Strength 28 We expect and continue to utilize our leverage for strategic acquisitions, followed shortly thereafter by an accelerated deleverage cycle based on strong operating cash flows. We are confident in our ability to size the business model according to the revenue stream based on our high variable cost mix. 0.0 1.0 2.0 3.0 4.0 5.0 Leverage Position Trend $30MM of Acquisitions $17MM of Acquisitions $72MM of Acquisitions $146MM of Acquisitions $113MM of Acquisitions

Appendix

+13% $24 +28% $31 +38% $42  $30 35% $41 +11% $1.49 +29% $1.91 +42% $2.72  $1.95 +37% $2.68 2013 2014 2015 9M-15 9M-16 Earnings Growth Net Income Diluted EPS +36% $595 +24% $736 +25% $920  $672 +34% $898 2013 2014 2015 9M-15 9M-16 Sales Growth Sales Sales & Earnings Growth 30 ($ in millions except per share amounts)  Sales continue to grow and outpace their respective markets, driven by acquisitions, new products and extension growth, and market share gains  Net Income and EPS growth continue to outpace our sales growth driven by the following:  Acquisition related revenue  Increased synergies and efficiencies with acquisitions  Leveraging of fixed costs and managing controllable expenses  Share buyback program Consolidated

Content per Unit 31 RV Market  RV unit content increased 20% in Q3-16 vs. prior year  Driven by new products, extension growth, acquisitions, and market share gain  100% market share in existing products would yield an estimated $6,300 RV content per unit *Calculated on TTM basis $697 $1,002 $1,271 $1,488 $1,739 $2,085 $6,300

Content per Unit 32 MH Market  MH unit content increased 5% in Q3-16 vs. prior year  Driven by new products, extension growth, acquisitions, and market share gain  100% market share in existing products would yield an estimated $6,900 MH content per unit *Calculated on TTM basis $1,500 $1,498 $1,599 $1,614 $1,820 $1,911 $6,900

$44 $66 $91 $119 $152 $13 $27 $41 $51 $70 10.9% 11.8% 13.5% 14.4% 15.5% 15.7% 15.2% 15.0% 15.0% 15.2% 15.1% 15.3% 15.4% 15.7% 16.0% 16.1% 16.1% 16.2% 16.3% 16.5% 16.6% 16.8% 16.7% 1.6% 2.2% 3.7% 4.4% 5.9% 6.2% 6.2% 6.2% 6.3% 6.8% 6.7% 6.8% 6.9% 6.9% 7.0% 7.0% 7.0% 7.2% 7.3% 7.6% 7.7% 7.8% 7.9% $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% ($ millions)M arg in % Gross Margin Operating Income Gross Margin % Operating Margin % Margin Expansion 33 Our gross and operating margins have continued to expand driven by increased sales volume, leveraging our fixed costs and strategic acquisitions *Calculated on TTM basis

$28.93 $43.98 $19.29 $29.32 $43.50 $76.30 12/31/13 12/31/14 12/31/15 12/31/16 Pre-Stock Split Close Price Post-Stock Split Close Price Stock Performance 34 As of December 31, 2016, our split-adjusted closing stock price was $76.30, approximately 173% of our pre-split closing stock price of $43.98 on December 31, 2014, and generating a 160% total shareholder return over that time period Split Adjusted Stock Performance Source: NASDAQ

2010 Acquisition Highlights 2014 Acquisition Highlights • 2 companies • 7 companies • $6MM aggregate purchase price • $72MM aggregate purchase price • $22MM annualized sales • $126MM annualized sales • Primarily RV market-based • Primarily RV market-based 2011 Acquisition Highlights 2015 Acquisition Highlights • 3 companies • 4 companies • $7MM aggregate purchase price • $146MM aggregate purchase price • $26MM annualized sales • $233MM annualized sales • Primarily RV & Industrial market-based • Primarily RV market-based 2012 Acquisition Highlights 2016 Acquisition Highlights • 4 companies • 8 companies • $30MM aggregate purchase price • $138MM aggregate purchase price • $80MM annualized sales • $167MM annualized sales • Primarily RV market-based • RV, MH & Industrial market-based 2013 Acquisition Highlights • 3 companies • $17MM aggregate purchase price • $42MM annualized sales • Primarily RV market-based Acquisition Summary by Year 35  $88MM in average revenues acquired from 2010- 2015  $134MM average revenues acquired the past 3 years 2013-2015  $167MM in annualized revenues acquired thus far in 2016

Date Completed Business Net Purchase Price Annualized Sales* Segment Industry Products 01/2010 Quality Hardwoods Sales $2.0 MM $2 MM Manufacturing RV Cabinet Doors 08/2010 Blazon International Group $3.8 MM $20 MM Distribution RV & MH Wiring, electrical, plumbing, and other building products 06/2011 The Praxis Group $0.5 MM $4 MM Distribution RV Painted countertops, foam products, and furniture products 09/2011 A.I.A. Countertops, LLC $5.5 MM $20 MM Manufacturing RV & Industrial Solid surface countertops, backsplashes, tables, and signs 12/2011 Infinity Graphics (formerly Performance Graphics) $1.3 MM $2 MM Manufacturing RV & Industrial Designer, producer, and installer of exterior graphics 03/2012 Décor Mfg., LLC $4.3 MM $17 MM Manufacturing RV Laminated and wrapped products 07/2012 Gustafson Lighting $2.8 MM $12 MM Distribution RV Interior and exterior lighting products, ceiling fans and accessories 09/2012 Creative Wood Designs, Inc. $3.0 MM $18 MM Manufacturing RV Hardwood furniture including interior hardwood tables, chairs, and dinettes 10/2012 Middlebury Hardwood Products, Inc. $19.8 MM $33 MM Manufacturing RV, MH & Industrial Hardwood cabinet doors and other hardwood products Acquisition Summary 36 *Projected Annualized Sales as of the acquisition date

# Acquisition Summary

| Date Completed | Business | Net Purchase Price | Annualized Sales* | Segment | Industry | Products |
|---|---|---|---|---|---|---|
| 09/2013 | Frontline Mfg., Inc. | $5.2 MM | $15 MM | Manufacturing | RV, MH & Industrial | Fiberglass bath fixtures including tubs and showers |
| 09/2013 | Premier Concepts, Inc. | $2.6 MM | $10 MM | Manufacturing | RV, MH & Industrial | Solid surface countertops |
| 09/2013 | West Side Furniture | $8.7 MM | $17 MM | Distribution | RV | Recliners, mattresses, other furniture products |
| 06/2014 | Precision Painting Group | $16.0 MM | $28 MM | Manufacturing | RV | Exterior full body painting |
| 06/2014 | Foremost Fabricators, LLC | $45.4 MM | $75 MM | Manufacturing & Distribution | RV | Fabricated aluminum products, fiber reinforced polyester (FRP) sheet & coil |
| 09/2014 | PolyDyn3, LLC | $1.3 MM | $2.5 MM | Manufacturing | RV | Fabricated simulated wood and stone products |
| 11/2014 | Charleston Corporation | $9.5 MM | $20 MM | Manufacturing | RV | Fiberglass and small plastic components |
| 02/2015 | Better Way Partners, LLC | $40.5 MM | $50 MM | Manufacturing | RV | Fiberglass components |
| 05/2015 | Structural Composites of Indiana, Inc. | $20.1 MM | $18 MM | Manufacturing | RV, Marine & Industrial | Fiberglass front and rear caps and roofs and other specialty fiberglass components |
| 09/2015 | North American | $85.0 MM | $165 MM | Manufacturing | RV, MH & Industrial | Profile wraps, custom mouldings, laminated panels, raw/processed softwood products, trusses, industrial packaging materials |

*Projected Annualized Sales as of the acquisition date

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# Acquisition Summary

| Date Completed | Business | Net Purchase Price | Annualized Sales* | Segment | Industry | Products |
|---|---|---|---|---|---|---|
| 02/2016 | Parkland Plastics | $25.0 MM | $30 MM | Manufacturing | RV & Industrial | Polymer-based products including wall panels, lay-in ceiling panels, coated & rolled floors, protective moulding |
| 03/2016 | The Progressive Group | $11.0 MM | $23 MM | Distribution | RV & Industrial | Electronics |
| 05/2016 | Cana Cabinetry | $16.8 MM | $18 MM | Manufacturing | MH & Industrial | Custom cabinetry including hardwood and MDF doors, door fronts and mouldings |
| 06/2016 | Mishawaka Sheet Metal | $14.0 MM | $28 MM | Manufacturing | RV & Industrial | Fabricated aluminum products, aluminum alloys, galvanized and hot rolled steel in common gauges and pattern sizes |
| 07/2016 | L.S. Manufacturing, Inc. | $11.0 MM | $12 MM | Manufacturing | RV & Industrial | Thermoformed plastic parts and components, including shower surrounds/bases |
| 07/2016 | BH Electronics, Inc. | $35.0 MM | $35 MM | Manufacturing | Marine | Thermoformed dash panel assemblies, center consoles and trim panels, electrical systems |
| 12/2016 | Sigma Wire & KRA Intl. | $25.0 MM | $21 MM | Manufacturing | RV, Marine & Industrial | PVC insulated wire and cable products, wire harnesses and associated assemblies |

*Projected Annualized Sales as of the acquisition date

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# Patrick Product Lines – RV Interior


Closet Hardware
Closet & Passage Doors
Electronics
Drawer Fronts & Sides
Lighting
Mattresses
Vanity Mirrors
Fiberglass Bath Fixtures & Shower Doors
Microwaves
Kitchen & Bath Faucets & Sinks
Laminate & Ceramic Flooring
Countertops
Backsplashes
Furniture
Cabinet Doors
Laminated Panels & Printed Vinyl
Speakers
Cabinet Hardware
Under Cabinet Lighting
Tile
Dinettes, Tables & Chairs
Window Trim
Slide trim – foam, hardwood, wrapped
Hardwood Accessories

**Additional Supplied Products:**

- Exit Lighting
- Ceiling Fans
- Power Cords & Inlets
- RV Tank Heater Pads
- Fire Extinguishers
- Electric Fireplaces
- Wiring, Electrical & Plumbing Products
- Inverters
- Tire Pressure Monitors
- Electrical Switches, Receptacles, and Outlets
- RV Transfer Switches
- Battery Selector Switches
- Cut to size, boring, foiling & edge-banding
- Flooring Adhesive
- Instrument Panel
- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)

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# Patrick Product Lines – RV Exterior


Front and Rear Caps
Bow Trusses
Exterior Speakers
StarRV
RV Power Cords & Inlets
Aluminum & FRP Side Walls
Laminated Side Walls
Motion Sensing Lights
LED Lighting
Paint & Paint Mask

**Additional Product Lines:**

- Softwoods
- Full Body Paint
- Aluminum Gauges
- Steel Gauges
- Mill Finish & Pre- Painted Aluminum and Steel
- Slit & Embossed Steel
- FRP Coil & Sheet


RV Grills & Accessories

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# Patrick RV Products Growth Potential



Insulation
Exterior Mirrors
Gauges
Appliances
Roofing
Heating, Ventilating, Air Conditioning
Window Coverings
Toilets/Plumbing
Holding Tanks
Dashboards & Components
Windshield Wipers
Water Heaters
Captains Chairs
Tires & Rims
Hardware
Carpeting
Bedding
Rolled Flooring
Aluminum Framing

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# Patrick Product Lines – MH


Kitchen & Bath Faucets & Sinks
Fiberglass Bath Fixtures & Shower Doors
Gypsum (Drywall & Drywall Finishing Products)
Wrapped Profile Moldings
Plumbing Products
Siding
Interior & Exterior Decorative Lighting Fixtures
Trusses
Ceiling Fans
Shingles
Interior Passage Doors
Backsplashes
Medicine Cabinets
Electronics
Printed Vinyl
Countertops
Tile
Recessed Lighting
Under Cabinet Lighting
Fluorescent Lighting
Laminate & Ceramic Flooring
Wiring/Electrical Products
Microwaves
Cabinet Doors & Components

- Ventilation System & Ridge Cap
- Felt Paper
- Ice & Water Protection
- Drip Edge
- Flashing
- Roofing Membrane
- Soffit & Fascia

Additional Supplied Products:

- Building Arches
- Closet Organization Products
- Sealants
- Innovative Lighting
- Electrical Components
  - Panels/Breakers
  - Outlet Boxes
  - Switches/Receptacles
- Fireplaces and Surrounds
- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)
- Cut to size, boring, foiling & edge-banding
- Solid Surface, Granite and Quartz Fabrication
- Flooring Adhesive
- Tables & Signs
- Roof Trusses

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Patrick MH Products Growth Potential 43 Composite Decking Carpet & Carpet Pad Hardware Alternative Roofing Insulation Lumber Windows Additional Supplied Products: • Water Heaters • Appliances • Toilets/Plumbing • HVAC Solar Panels Brackets/Braces & Hardware